Supplement to the
Fidelity Flex® Funds
Fidelity Flex® Conservative Income Bond Fund
October 30, 2023
Summary Prospectus

Effective December 6, 2023, the following information replaces bullets 5 and 6 found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Normally maintaining a dollar-weighted average maturity of one year or less.
  Normally investing in securities with a maximum maturity of four years.
Effective December 6, 2023, the following information has been removed from the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Investing up to 5% of assets in lower quality investment-grade securities.
ZCI-SUSTK-1223-100 1.9911291.100	December 1, 2023